UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2015

BERKSHIRE HILLS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

24 North Street, Pittsfield, Massachusetts	01201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 443-5601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition

On October 26, 2015, Berkshire Hills Bancorp, Inc. (the “Company”), the holding company for Berkshire Bank (the “Bank”), announced its financial results for the quarter ended September 30, 2015.  The news release containing the financial results is included as Exhibit 99.1 and shall not be deemed “filed” for any purpose.

The Company conducted a conference call/webcast on October 27, 2015 to discuss the financial results for the quarter. A telephone replay of the call will be available through Friday, November 27, 2015. The webcast will be available on the Company’s website for an extended period of time.

Item 9.01              Financial Statements and Exhibits

(a)   Financial Statements of Businesses Acquired.  Not applicable.

(b)   Pro Forma Financial Information.  Not applicable.

(c)    Shell Company Transactions.  Not applicable.

(d)   Exhibits.

Exhibit No.	Description

99.1	News Release dated October 26, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Berkshire Hills Bancorp, Inc.

DATE: October 27, 2015	By:	/s/ Michael P. Daly
Michael P. Daly President and Chief Executive Officer